Monetta Family of Mutual Funds
No-Load

Monetta Fund

Monetta Trust
  Small-Cap Equity Fund
  Mid-Cap Equity Fund
  Large-Cap Equity Fund
  Balanced Fund
  Intermediate Bond Fund
  Government Money Market Fund

1-800-MONETTA
www.monetta.com

LOGO APPEARS HERE

Semi-Annual Report
June 30, 1999




             Table of Contents

Performance Highlights

   Monetta Fund                             4
   Monetta Small-Cap Equity Fund            5
   Monetta Mid-Cap Equity Fund              6
   Monetta Large-Cap Equity Fund            7
   Monetta Balanced Fund                    8
   Monetta Intermediate Bond Fund           9
   Monetta Government Money Market         10

Schedule of Investments

   Monetta Fund                            11
   Monetta Small-Cap Equity Fund           13
   Monetta Mid-Cap Equity Fund             14
   Monetta Large-Cap Equity Fund           15
   Monetta Balanced Fund                   17
   Monetta Intermediate Bond Fund          18
   Monetta Government Money Market Fund    19

Financial Statements

   Statements of Assets & Liabilities      20
   Statements of Operations                21
   Statements of Changes in Net Assets     22
   Notes to Financial Statements           24

Footnote:
Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. Historically, small company stocks have been more volatile than large company stocks, U. S. Government Bonds, and Treasury Bills. An investment in the Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government Agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to loose money by investing in the Fund.

References to individual securities are the views of the Advisor at the date of this report and may change. References are not a recommendation to buy or sell any security. Fund holdings are subject to change.

Since indices are unmanaged, it is not possible to invest in them.

Sources for performance data include Lipper Analytical Services, Inc., and Frank Russell Company.

<Page 2>

Dear Fellow Shareholders                                         June 30, 1999

During the first half of 1999 the gains in the U.S. equity market were fairly broad based. In June, small and mid-cap securities began to outperform large -cap issues which narrowed the year-to-date performance variance. Since year -end, large-cap stocks as measured by the S&P 500, Index posted a 12.4% return versus 6.9% for the S&P 400 Mid-Cap Index and 9.3% for the Small-Cap Russell 2000 Index.

During the second quarter 1999, interest rates continued their upward trend on fears of higher inflation and tighter monetary policy. As a result, fixed income year-to-date performance returns were generally negative. For example, the 10-year and 30-year treasuries declined 6.4% and 10.7% respectively.

On June 30, the Federal Reserve's decision to raise short-term rates by only 25 basis points and shift to a neutral bias was greeted with a sigh of relief. The financial markets rallied on the news as market pundits had expected a higher rate increase.

Since year-end there has been significant market rotation between market sectors and capitalization. In April and May, investors shifted from growth to value stocks and in June, back toward growth stocks. Although there has been a great deal of news about valuation concerns in the large-cap area, these stocks continued to perform well.

Our current expectation is for continued economic growth in the second half of 1999, albeit at a slower pace. We believe the market's overvaluation, especially in the large-cap area, will act as a ceiling over significant upward movement. However, we also expect that strong corporate earnings will provide support on the downside resulting in a narrow trading range over the next few months. We expect stock prices to regain their upward momentum as valuation levels are based on `01 earnings estimates.

There continues to be a great deal of concern over the "Millennium
Bug" and its potential impact on financial markets. There is little doubt that the foreign effort to prepare for Y2K is lagging behind that of U.S. based companies. The U.S. industries that appear to be the most prepared are the financials and telecommunications areas. The energy and utility sectors have made good progress with healthcare sector bringing up the rear.

No one can predict the magnitude of the Y2K problem or if there will be a problem at all. But based on implementation studies we have seen, domestic companies may be considered a "safe haven" for those concerned about Y2K compliance. This could result in an unexpected year-end rally in the U.S. markets as there is a "flight to quality" due to Y2K concerns.

Thank you for being a part of the Monetta Family of Mutual Funds.

Best Regards,


Robert S. Bacarella
President and Founder

<Page 3>

Monetta Fund                                             Period ended 06/30/99

Investment Objective:       Market Capitalization Range:       Total Net Assets:
Capital Appreciation/Income $50 million - $1 billion           $103.8 million

PERFORMANCE:
              Average Annual Total Return
              1 Year    5 Year    10 Year
Monetta Fund  (8.5)%    9.1%      10.5%
Russell 2000* 1.5%      15.4%     12.4%

*Source Frank Russell Company

[Performance Graph Appears Here]

Measurement Period    Monetta        Russell
                      Equity Fund    2000
9/89                  10474          10675
12/89                 10347          10147
3/90                  10902          9923
6/90                  12192          10305
9/90                  9840           7777
12/90                 11523          8167
3/91                  13658          10596
6/91                  14067          10432
9/91                  15971          11283
12/91                 17964          11929
3/92                  18079          12823
6/92                  16925          11949
9/92                  17428          12291
12/92                 18949          14125
3/93                  17693          14729
6/93                  17824          15050
9/93                  19211          16366
12/93                 19044          16795
3/94                  18541          16350
6/94                  17536          15713
9/94                  18770          16804
12/94                 17860          16490
3/95                  19582          17250
6/95                  20935          18867
9/95                  23543          20730
12/95                 22865          21179
3/96                  23217          22260
6/96                  23937          23374
9/96                  23894          23453
12/96                 23235          24673
3/97                  21548          23397
6/97                  25978          27190
9/97                  31171          31236
12/97                 29319          30190
3/98                  32545          33226
6/98                  29625          31678
9/98                  22663          25295
12/98                 26670          29420
3/99                  23675          27826
6/99                  27099          32152

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. The graph to the right compares the change in value of a $10,000 investment in the Monetta Fund and the Russell 2000 Stock Index, with dividend and capital gains reinvested. The Russell 2000
Stock Index is a broad measure representative of the general market.

PORTFOLIO COMPOSITION:
Technology          44.8%
Consumer            23.1%
Medical             12.2%
Industrial          11.1%
Financial           2.8%
S/T Investments (A) 6.0%

(A) Short-Term Investments Net of Other Assets and Liabilities

                                   TOP 5 EQUITY HOLDINGS:

                                                           % of Net Assets
                                   Aeroflex, Inc.                     4.1%
                                   Consolidated Graphics, Inc.        3.5%
                                   Quanta Services, Inc.              3.5%
                                   D&K Healthcare Resources, Inc.     3.2%
                                   Medicis Pharmaceutical Corp. CL A  2.2%
                                   Total Top 5 Holdings               16.5%

COMMENTARY

The Monetta Fund posted a return of 1.6% during the first half of 1999, versus a return of 9.3% for the benchmark Russell 2000 Index. The Russell 2000 Index was extremely volatile in the first half of 1999. After declining 5.4% in the first quarter, it jumped 15.6% in the second quarter, besting both the S&P 500 and Dow Jones indices which returned 7.1% and 12.1%, respectively for the same period.

The underperformance of the Monetta Fund occurred in the first quarter of 1999. In the second quarter, it posted a 14.5% return which was in line with the Russell 2000 return of 15.6%. The first quarter variance was due to an underweighting in internet stocks, which performed extremely well in the index, and poor performances by five stocks; Brightpoint, Vestcom, Consolidated Graphics, Medicis Pharmaceutical and VDI Media, the last three of which were among our top five holdings as of December 31, 1998. In early 1999, Brightpoint, Vestcom and VDI Media reported poor fourth quarter 1998 results causing the stocks to be punished severely. Given the poor outlook for 1999, these stocks were sold. Consolidated Graphics and Medicis Pharmaceutical continue to perform very well, but the groups in which they reside are currently out of favor.

A number of holdings posted very strong returns in 1999.
In particular our technology and telecommunications stocks did extremely well, many of which were up 35% or more. Applied Micro Circuits, TriQuint SemiConductor and Primus Telecommunications were among the strongest performers.

Stock trading liquidity continues to be an issue for small-cap stocks. Investors are seeking the larger more liquid small-cap stocks and eschewing illiquid stocks at the lower end of the market capitalization range.

After the miserable relative performance of small-cap versus large-cap stocks since 1997, it was certainly gratifying to see the small-cap Russell 2000 index outperform the Dow Jones and S&P 500 indices during the second quarter of 1999. Given the painfully long period of relative underperformance by the Russell 2000 Index, we feel that small-cap stocks are still very inexpensive on a number of valuation parameters versus large-cap stocks.

We are encouraged by our Fund's strong second quarter performance and start to the third quarter.

<Page 4>

Monetta Small-Cap Equity Fund                            Period ended 06/30/99

Investment Objective:      Market Capitalization Range:       Total Net Assets:
Capital Appreciation       under $1 billion                   $3.3million

PERFORMANCE:

                                 Average Annual Total Return
                                                  Since Inception
                                    1 Year        2/1/97
Monetta Small-Cap Equity Fund       4.2%          21.4%
Russell 2000*                       1.5%          10.7%

*Source Frank Russell Company.

[Performance Graph Appears Here]

                        Small-Cap     Russell
Measurement Period      Fund          2000
12/96                   10000         10000
3/97                    9490          9297
6/97                    11820         10804
9/97                    15089         12412
12/97                   14716         11996
3/98                    15956         13203
6/98                    15317         12588
9/98                    12237         10051
12/98                   14278         11690
3/99                    13223         11057
6/99                    15930         12776

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. The graph to the right compares the change in value of a $10,000 investment in the Monetta Small-Cap Equity Fund and the Russell 2000 Stock Index with dividend and capital gains reinvested. The Russell 2000 index is a broad measure representative of the general market.

PORTFOLIO COMPOSITION:
Technology          35.8%
Consumer            25.2%
Medical             16.2%
Financial           8.4%
Industrial          8.0%
S/T Investments (A) 6.4%

(A) Short-Term Investments Net of Other Assets and Liabilities

                                  TOP 5 EQUITY HOLDINGS:

                                                            % of Net Assets
                                  D&K Healthcare Resources, Inc.       8.6%
                                  Consolidated Graphics, Inc.          7.5%
                                  Aeroflex, Inc.                       7.1%
                                  Medicis Pharmaceutical Corp. - CL A  4.1%
                                  Carey International, Inc.            3.7%
                                  Total Top 5 Holdings                 31.0%

COMMENTARY

The Monetta Small-Cap Equity Fund recorded a strong 11.6% gain during the first half of 1999, versus a return of 9.3% for the benchmark Russell 2000 Index. Inception-to-date, the Monetta Small-Cap Equity Fund posted an annualized return of 21.4%, which significantly outperformed the Russell 2000 benchmark return of 10.7%.

A number of holdings posted very strong returns in 1999.
Leading the way were our technology and telecommunications stocks which performed exceptionally well. A number of stocks posted gains of greater than 30% during the first half of 1999, including Aeroflex, Applied Micro Circuits and Primus Telecommunications Group. It was particularly gratifying to see Aeroflex perform well as it is one of our larger holdings. Aeroflex supplies microelectronic circuits to Motorola, Lucent and other high growth large technology companies.

Detracting from our strong first half performance were disappointing returns on several health care holdings, including Medicis Pharmaceutical (down 57%) and D&K Healthcare Resources (down 12%). Medicis gave back its strong 41% gain in 1998 and D&K has languished despite posting impressive financial results.

The Small-Cap Equity Fund, like the Monetta Fund, invests in small-cap equities. Due to the small asset base in the Small-Cap Fund trading liquidity is not an issue, and we generally hold between 25 and 35 positions in the fund. We expanded our technology and telecommunications holdings in 1999. Early in the year we felt that these stocks would perform well due to a bottoming in the semiconductor industry and the explosion in the telecommunications sector resulting from deregulation and the internet. These stocks did in fact perform well, helping the fund post strong first half returns.

In general, small-cap stocks recorded a strong second quarter in 1999 and are still very inexpensive relative to large-cap stocks. We are excited about the opportunities this investment class offers, and look forward to reporting our progress to you in the future.

<Page 5>

Monetta Mid-Cap Equity Fund                              Period ended 06/30/99

Investment Objective:      Market Capitalization Range:      Total Net Assets:
Capital Appreciation       $1 billion - $5 billion           $16.1 million

PERFORMANCE:

                              Average Annual Total Return
                                                Since Inception
                              1 Year  5 Year    3/1/93
Monetta Mid-Cap Equity Fund   4.4%    18.5%     19.3%
S&P 400*                      17.2%   22.3%     18.3%

*Source Lipper Analytical Services, Inc.

[Performance Graph Appears Here]

                       Mid-Cap     Russell
Measurement Period     Fund        2000
3/1/93                 10000       10000
3/93                   11670       10220
6/93                   11880       10455
9/93                   13120       10978
12/93                  13540       11274
3/94                   13475       10793
6/94                   13109       10399
9/94                   13887       11103
12/94                  13835       10817
3/95                   14835       11692
6/95                   16536       12723
9/95                   17603       13965
12/95                  17233       14165
3/96                   18717       15037
6/96                   19106       15470
9/96                   19855       15920
12/96                  21402       16885
3/97                   21314       16634
6/97                   24277       19085
9/97                   27761       22145
12/97                  27639       22329
3/98                   30239       24787
6/98                   29362       24257
9/98                   22920       20800
12/98                  27408       26472
3/99                   27154       24783
6/99                   30639       28290

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. The graph above to the right compares the change in value of a $10,000 investment in the Monetta Mid-Cap Equity Fund to the S&P 400. The S&P 400 index is a broad measure representative of the general market.

PORTFOLIO COMPOSITION:
Technology          34.5%
Consumer            34.1%
Financial           11.2%
Medical             8.3%
Industrial          2.9%
S/T Investments (A) 9.0%

(A) short-Term Investments Net of Other Assets and Liabilities

                                          TOP 5 EQUITY HOLDINGS:

                                                              % of Net Assets
                                         Qualcomm, Inc.                  3.6%
                                         Valassis Communications, Inc.   3.4%
                                         Biogen, Inc.                    3.2%
                                         Intimate Brands, Inc.           3.1%
                                         Aflac, Inc.                     3.0%
                                         Total Top 5 Holdings            16.3%

COMMENTARY

The Mid-Cap Fund posted a 12.9% second quarter return, resulting in a year-to-date investment return of 11.8%. This six month return compares favorably to the S&P 400 Index return of 6.9%.

Performance was helped by the overweighting in the consumer discretionary and technology sectors. Specifically, our best performing stocks in the technology sectors were: Qualcomm, Inc., Verio, Inc., At Home Corporation, and Echostar Communications. In the retail area our top performers included:
Intimate Brands, Inc., Abercrobmie & Fitch Co., and Tiffany & Co. Network Associates, Inc. was our biggest disappointment as growth rates fell below expectations and was eliminated from the Fund.

We were very active in adding new companies to the Fund as we increased sector weighting in the technology and consumer areas. New additions included: Exodus Communications, Inc. which provides internet systems and network management capabilities to customers and Black & Decker Corp., a manufacturer of power tools and accessories. We also trimmed positions in the internet area due to valuation concerns and emphasized investments in those companies with high recurring revenue components such as Cintas Corp. and Outdoor Systems, Inc. Infinity Broadcasting recently announced the buy out of Outdoor Systems, Inc. in a stock transaction. At current price levels we also favor the brokerage firms such as Paine Webber Group, Donaldson Lufkin Jennette, Inc., and E-Trade Group.

There continues to be a large valuation disparity between the large-cap stocks and the rest of the market. Many mid-cap stocks are trading at attractive valuations and also are liquid enough to attract institutional ownership. We continue to be focused on identifying and investing in mid-cap stocks with strong growth characteristics and positive earnings momentum.

<Page 6>

Monetta Large-Cap Equity Fund                            Period ended 06/30/99

Investment Objective:      Market Capitalization Range:      Total Net Assets:
Capital Appreciation       $5 billion +                      $6.5 million

PERFORMANCE:
                              Average Annual Total Return
                                                  Since Inception
                              1 Year   3 Year     9/1/95
Monetta Large-Cap Equity Fund 27.1%    24.3%      24.1%
S&P 500*                      22.8%    29.1%      28.5%

*Source Lipper Analytical Services, Inc.

[Performance Graph Appears Here]

Measurement Period      Large-Cap   S&P 500
                        Fund
9/95                    10000       10482
12/95                   10574       11105
3/96                    11344       11701
6/96                    11923       12225
9/96                    12864       12603
12/96                   13555       13653
3/97                    13842       14020
6/97                    15621       16465
9/97                    17333       17699
12/97                   17167       18207
3/98                    18413       20745
6/98                    18008       21433
9/98                    14165       19307
12/98                   18716       23441
3/99                    21543       24608
6/99                    22880       26343

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. The graph above to the right compares the change in value of a $10,000 investment in the Monetta Large-Cap Equity Fund to the S&P 500. The S&P 500 Composite index is a broad measure representative of the general market.


PORTFOLIO COMPOSITION
Consumer            31.8%
Technology          29.5%
Financial           17.7%
Industrial          11.9%
Medical             5.2%
S/T Investments (A) 3.9%

(A) Short-Term Investments Net of Other Assets and Liabilities

                                     TOP 5 EQUITY HOLDINGS:

                                                           % of Net Assets
                                     Int'l Business Machines, Corp.   4.0%
                                     FDX Corp.                        3.3%
                                     Clear Channel Communications     3.2%
                                     Lucent Technologies, Inc.        3.1%
                                     Kohl's Corp.                     3.0%
                                     Total Top 5 Holdings             16.6%

COMMENTARY

The Large-Cap Fund was up 6.2% during the second quarter, increasing the year-to-date investment performance to 22.3%. This significantly outperformed the S&P 500 Index, which was up 12.4% year-to-date.

Performance was helped by our overweighted position in the technology sectors. Technology holdings included: Cisco Systems, EMC Corp., IBM, MCI Worldcom, and Nextel Communications.

The largest contributors to performance since year-end were: American Online, Inc., and Yahoo, Inc., benefiting from the strong growth of the internet area; Cisco Systems, Inc. driven by new products in the volume voice business and high-end ISP market; and Clear Channel Communication, Inc. a leading global media company.

The two weakest performing stocks were in the healthcare area, Watson Pharmaceuticals, Inc. and Cardinal Health, Inc. Both securities were sold due to company specific issues that we believe could limit near term price appreciation.

Securities added to the portfolio were primarily in the energy healthcare and consumer discretionary industries. These included: Exxon Corp. and Halliburton in the oil sector, Amgen, Inc. and Pfizer, Inc. in the healthcare area, and a few defensive issues such as Carnival Corp., a cruise line and Mc Donald's Corp., one of the largest fast-food restaurant chains.

The Fund continues to be focused on large-cap growth stocks which we expect to benefit from moderate economic growth. These large-cap securities may also be a primary beneficiary of the current Y2K concerns. Investors worried about the Y2K compliance may flock to the "safe haven" of U.S. companies that appear to be most prepared to handle the "Millennium Bug".

<Page 7>

Monetta Balanced Fund                                    Period ended 06/30/99

Investment Objective:     Market Capitalization Range:       Average Maturity:
Capital Appreciation      $50 million                        8.2 Years

Total Net Assets:
$8.4 million

PERFORMANCE:

                          Average Annual Total Return
                                               Since Inception
                          1 Year   3 Year      9/1/95
Monetta Balanced Fund     16.9%    18.4%       19.5%
S&P 500*                  22.8%    29.1%       28.5%
Lehman Gov't/Corp. Bond*  2.7%     7.2%        6.6%

*Source Lipper Analytical Services, Inc.

[Performance Graph Appears Here]

Measurement Period   Balanced    S&P 500*     Gov't/Corp.
                     Fund                     Bond*
9/95                 10000       10482        10000
12/95                10616       11105        10573
3/96                 11131       11701        10326
6/96                 11931       12225        10374
9/96                 12547       12603        10557
12/96                13369       13653        10880
3/97                 13358       14020        10786
6/97                 14642       16465        11179
9/97                 16431       17699        11570
12/97                16205       18207        11941
3/98                 17321       20745        12123
6/98                 16923       21433        12351
9/98                 15004       19307        12962
12/98                17602       23441        12979
3/99                 18952       24608        12823
6/99                 19782       26343        12682

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. The graph above to the right compares the change in value of a $10,000 investment in the Monetta Balanced Fund to the S&P 500 Index and the Lehman Gov't/Corp. Bond with dividends and capital gains reinvested.

PORTFOLIO COMPOSITION
Technology       26.8%
Consumer         20.2%
Financial        8.1%
Industrial       4.9%
Medical          1.1%
Fixed Income (A) 38.9%

(A) Fixed Income Net of Other Assets and Liabilities

                                   TOP 5 EQUITY HOLDINGS:

                                                      % of Net Assets
                                   Int'l Business Machine Corp.  6.2%
                                   Citigroup, Inc.               4.3%
                                   MCI Worldcom, Inc.            4.1%
                                   Clear Channel Communications  4.1%
                                   Lucent Technologies, Inc.     4.0%
                                   Total Top 5 Holdings          22.7%

COMMENTARY

During the second quarter, the Balanced Fund was up 4.4%, increasing the year-to-date investment performance to 12.4%. All of the Fund's appreciation was from the equity holdings as the fixed income holdings declined due to concerns over higher inflationary expectations.

At June 30, approximately 61% of the Fund was invested in common stocks, 34% in bonds and 5% in cash equivalents. In the equity area the Fund is heavily weighted toward the larger cap growth stocks which represent approximately 90% of the stock portfolio.

Since year-end the largest contributors to performance were IBM, which reported a positive 2nd quarter earnings surprise and higher gross margins; Lucent, which announced the purchase of Ascend Communications, Inc., an accretive acquisition; and Best Buy, which benefited from a robust digital product cycle and favorable competitive environment.

The fixed income portion was down modestly since year- end as our high quality, intermediate term securities declined with rising interest rates.

Trading activity during the quarter was moderate.  Mc Donald's
Corp. was a new purchase, the Citigroup, Inc. position was increased and American Online, Inc. was trimmed to realized profits.

We continue to focus on quality growth companies, leaders in their respective industries with solid competitive advantages. The fixed income strategy is to remain positioned in high quality corporate bond sector and primarily in intermediate term maturities.

<Page 8>

Monetta Intermediate Bond Fund                           Period ended 06/30/99

Investment Objective:              30-Day SEC Yield:        Average Maturity:
Capital Appreciation/Income        6.18%                    5.1 Years

Total Net  Assets:
$10.8 million

PERFORMANCE:

                               Average Annual Total Return
                                                 Since Inception
                                 1 Year  5 Year  3/1/93
Monetta Intermediate Bond Fund   4.23%   7.95%   7.04%
Lehman Gov't/Corp
Interm. Bond Index*              4.19%   7.04%   5.90%

*Source Lipper Analytical Services, Inc.

[Performance Graph Appears Here]

                      Monetta Intermediate  Lehman Gov't/Corp. Int.
Measurement Period    Bond Fund             Bond Index*
3/1/93                10000                 10007
3/93                  10000                 10028
6/93                  10399                 10255
9/93                  10732                 10486
12/93                 10817                 10504
3/94                  10585                 10291
6/94                  10494                 10229
9/94                  10613                 10313
12/94                 10705                 10302
3/95                  11270                 10754
6/95                  11866                 11292
9/95                  12046                 11479
12/95                 12282                 11883
3/96                  12245                 11784
6/96                  12428                 11859
9/96                  12702                 12068
12/96                 13074                 12364
3/97                  13041                 12350
6/97                  13485                 12715
9/97                  13908                 13058
12/97                 14238                 13338
3/98                  14443                 13546
6/98                  14748                 13800
9/98                  15382                 14420
12/98                 15431                 14463
3/99                  15548                 14436
6/99                  15371                 14378

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. The graph above compares the change in value of a $10,000 investment in the Monetta Intermediate Bond Fund to the Lehman Government/Corporate Intermediate Bond Index. The Lehman Government/ Corporate Intermediate Bond Index measures that specific segment of the bond market.

PORTFOLIO COMPOSITION
Corporate Bonds           77.2%
U.S. Treasuries           6.9%
Government Agencies       6.9%
Government Obligations    0.1%
S/T Investments - Net (A) 8.9%

(A) Short-Term Investments Net of Other Assets and Liabilities

                                                   MATURITY PROFILE:

                                                          % of Net Assets
                                                   1 Year or Less   11.0%
                                                   1-3 Years        10.9%
                                                   4-6 Years        51.4%
                                                   7-10 Years       22.0%
                                                   Over 10 Years    4.7%
                                                   Total            100.0%

COMMENTARY

The Monetta Intermediate Bond Fund declined (0.39%) for the six month period ending June 30, 1999 and gained 4.23% over the twelve month period ending June 30, 1999. This compares with the Lipper Intermediate Investment Grade Debt Funds category return of (1.60%) and 2.00 % respectively. For the five years ending June 30, 1999, the Fund generated a cumulative return of 46.64% ranking 9th in its Lipper category out of 119 funds. For one-year the Fund also ranked 9th out of 254 funds.

During the first 6 months of the year there were no major changes to the investment strategy. The Fund continues to minimize interest rate risk versus the Lehman Intermediate Government Corporate Benchmark while overweighting the higher yielding sectors of the corporate bond market.

The first half of 1999 was a challenging one for the fixed income markets.
Since year end, U.S. Treasury yields increased by 90-114 basis points across the maturity curve. The Federal Reserve raised the discount rate 25 basis points for the first time since 1997 to counteract inflation fears caused by a strong domestic economy and optimism for a global rebound.Corporate bonds outperformed nicely in the first quarter as spreads tightened against comparable Treasuries. Unfortunately, concerns over Fed tightening and a heavy supply of new issues caused corporate spreads to widen and much of the first quarter gains were lost in the second quarter.

Our outlook for the second half of 1999 is cautious near term but positive longer term. The Fed will cast a heavy shadow until the economy begins to show signs of slowing and corporate bond issuance subsides. We are optimistic that the Fed is becoming more comfortable with a higher economic growth rate as productivity gains continue to damper inflation expectations. The supply issue is global but should resolve itself by the beginning of the fourth quarter as corporations scramble to complete their financing requirements early to avoid having to deal with potential Y2K problems in late 1999.

We believe that the Fund performance will benefit from a slower economy and moderate corporate bond supply as we approach year-end.

<Page 9>

Monetta Government Money Market Fund                     Period ended 06/30/99

Investment Objective:              7-Day Yield:      Average Days to Maturity:
Income and Capital Preservation    4.60%             36 Days

Total Net Assets:
$4.4 million

PERFORMANCE:

                      Average Annual Total Return
                                      Since Inception
                      1 Year  5 Year  3/1/93
Monetta Government
 Money Market Fund    4.99%   5.20%   4.74%
Lipper US Gov't Money
 Market Funds Avg.*   4.51%   4.86%   4.41%

*Source Lipper Analytical Services, Inc.

[Performance Graph Appears Here]

Measurement Period  Money Market  Lipper Average
3/1/93              10000         10000
3/93                10013         10023
6/93                10072         10088
9/93                10147         10154
12/93               10224         10222
3/94                10301         10290
6/94                10396         10374
9/94                10507         10475
12/94               10637         10597
3/95                10788         10738
6/95                10950         10885
9/95                11110         11030
12/95               11262         11174
3/96                11401         11309
6/96                11539         11440
9/96                11683         11579
12/96               11832         11711
3/97                11977         11846
6/97                12126         11988
9/97                12281         12135
12/97               12441         12284
3/98                12599         12433
6/98                12760         12585
9/98                12927         12738
12/98               13091         12894
3/99                13244         13045
6/99                13397         13180

Past performance is no guarantee of future results. **Total returns are net of advisory and distribution fees waived and voluntary absorption of all or part of the Fund's operating expenses by the Advisor. Had fees not been waived, the 7-day SEC yield would have been 4.25%, versus 4.60% on June 30, 1999. Aninvestment in the Monetta Government Money Market Fund is neither insured or guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable $1.00 per share net asset value.

PORTFOLIO COMPOSITION
Government Agencies     98.9%
S/T Investments Net (A) 1.1%

(A) Short-Term Investments Net of Other Assets and Liabilities

                                               ALLOCATION:

                                               Government Agencies      98.9%
                                               S/T Investments Net (A)  1.1%
                                               Total                    100.0%

COMMENTARY

The Government Money Market Fund posted an impressive return of 2.33% for the first six months of 1999, increasing the one-year return to 4.99%. The returns compare favorably to the Lipper U.S. Government Money Market Funds category, ranking the fund 1st of 118 funds in this category for the year ended June 30, 1999, and ranked 5th of 87 Funds for the five-year return.

Based on yield spreads, we continued to overweight the Agency Discount Note sector versus Government Bills. Also, the average maturity of the fund remains short, less than 40 days, in anticipation of tightening Federal Reserve Monetary Policy.

The Fed 25 basis point increase in the discount rate on June 30 was a pleasant surprise. Most investors were expecting a higher increase in rates due to concerns over accelerating economic growth. The Fed has not committed to further tightening, but to quote Mr. Greenspan, "the FOMC did not believe its recent modest tightening would put risks of inflation going forward completely into balance". This suggests higher interest rates in our future.

We remain concerned over the near term direction of interest rates and therefore intend to maintain a defensive position. As rates increase we will extend maturities, monitoring closely the yield spread relationship between Treasury Bills and Agency Notes.

The Monetta Government Money Market Fund is the most conservative of the Monetta Family of Mutual Funds. Its primary objectives are the preservation of capital and liquidity. The investment emphasis is on stability and conservatism.

<Page 10>

Schedule of Investments (unaudited)                              June 30, 1999

MONETTA FUND

Shares or                                                        Quoted
Principal                                                     Market Value
 Amount                                                      (In Thousands)


COMMON STOCKS - 94.0%
     Consumer Related - 23.1%                                    $23,951

Broadcasting/Cable TV - 5.0%
 *15,000  Adelphia Communications Corp. - CL A                   $   954
 *40,000  CSG Systems Int'l, Inc.                                  1,048
 *32,000  Metro Networks, Inc.                                     1,708
 *16,000  Pegasus Communications Corp.                               631
 *13,000  United Int'l Holdings - CL A                               879
                                                                   5,220

Food Processing - 0.4%
 *20,000  Celestial Seasonings, Inc.                                 430

Recreation/Entertainment - 1.1%
 *40,000  Avis Rent A Car, Inc.                                    1,165

Restaurants/Lodging - 1.1%
 *30,000  Outback Steakhouse, Inc.                                 1,179

Retail Manufacturers & Distribution - 2.4%
 *105,000  Home Products Int'l, Inc.                                 892
 *58,000   Performance Food Group Co.                              1,577
                                                                   2,469

Retail Trades - 2.3%
 *29,000  Ames Department Stores, Inc.                             1,323
 *20,000  99 Cents Only Stores                                       999
                                                                   2,322

Miscellaneous - 10.8%
 *35,000  AHL Services, Inc.                                         873
 *72,800  Consolidated Graphics, Inc.                              3,640
 *80,000  FirstService Corp.                                       1,220
 *50,000  F.Y.I., Inc.                                             1,569
 *43,500  MAXIMUS, Inc.                                            1,251
 *15,000  QRS Corp.                                                1,170
 *37,500  Valassis Communications, Inc.                            1,373
 *20,000  Vestcom Int'l, Inc.                                         70
                                                                  11,166

     Industrial Related - 11.1%                                  $11,497

Energy Resources & Services - 1.0%
  35,000 Diamond Offshore Drilling, Inc.                            $993

Industrial & Electronics Products - 3.9%
  10,000  CTS Corp.                                                  700
 *17,000  Kulicke & Soffa Industries, Inc.                           456
  63,000  Spartech Corp.                                           1,992
 *25,000  SPS Technologies,  Inc.                                    938
                                                                   4,086

Transportation - 4.4%
 *23,000  CSK Auto Corp.                                             621
 *75,000  Carey Int'l, Inc.                                        1,847
  77,000  Expeditors Int'l of Washington,Inc.                      2,098
                                                                   4,566

Miscellaneous - 1.8%
  10,000  Ball Corp.                                                 422
 *80,000  Waste Industries, Inc.                                   1,430
                                                                   1,852

     Financial Related - 2.8%                                     $2,939

Financial Services - 2.8%
 *10,000  The Bisys Group, Inc.                                   $  585
  17,000  Factset Research Systems, Inc.                             963
 *33,000  Jones Lang LaSalle, Inc.                                   984
  10,000  Metris Companies, Inc.                                     407
                                                                   2,939

     Medical Related - 12.2%                                     $12,611

Pharmaceuticals - 8.7%
  30,000   ALPharma, Inc. - CL A                                  $1,067
  137,900  D & K Healthcare Resources, Inc.                        3,292
  39,000   Jones Pharma, Inc.                                      1,536
 *12,000   Medimmune, Inc.                                           813
 *90,000   Medicis Pharmaceutical Corp. - CL A                     2,284
                                                                   8,992

Physician Services - 1.9%
  *45,000  MedQuist, Inc.                                          1,969

Miscellaneous - 1.6%
  *20,000  FPIC Insurance Group, Inc.                                970
  *25,000  Sylvan Learning Systems, Inc.                             680
                                                                   1,650

<Page 11>

Schedule of Investments (unaudited)                              June 30, 1999

MONETTA FUND (Con't)

Shares or                                                         Quoted
Principal                                                      Market Value
 Amount                                                       (In Thousands)

     Technology Related - 44.8%                                   $46,553

Computer Software and Systems - 5.6%
  *57,500  Apex, Inc.                                             $41,179
  *30,000  M-Systems Flash Disk Pioneers Ltd.                         181
  *25,000  National Computer Systems, Inc.                            844
  *60,000  Symantec Corp.                                           1,530
  *15,000  3DFX Interactive, Inc.                                     234
  *40,000  WebTrends Corp.                                          1,845
                                                                    5,813
Computer/Office Equipment - 0.6%
  *30,000  ScanSource, Inc.                                           649

Semiconductors - 11.7%
  *20,000  Applied Micro Circuits Corp.                             1,645
  *215,000 Aeroflex, Inc.                                           4,246
  *22,200  ATMI, Inc.                                                 660
  *21,000  Novellus Systems, Inc.                                   1,433
  *14,000  Qlogic Corp.                                             1,848
  *18,000  TriQuint SemiConductor, Inc.                             1,023
  *20,000  Vitesse Semiconductor Corp.                              1,349
                                                                   12,204
Telecommunications/Equipment - 14.2%
  *24,000  Antec Corp.                                                770
  *40,000  Dycom Industries, Inc.                                   2,240
  *18,800  E-TEK Dynamics, Inc.                                       894
  *40,000  Genesys TelecommunicationsLabs, Inc.                     1,000
  *13,200  Hyperion Telecommunications,Inc. - CL A                    248
  *10,000  Int'l Telecommunication Systems, Inc.                      160
  *35,000  Omnipoint Corp.                                          1,013
  *5,000   Polycom, Inc.                                              195
  *44,000  Primus Telecommunications Group, Inc.                      987
  *35,000  Powertel, Inc.                                           1,046
  *82,200  Quanta Services, Inc.                                    3,617
  *10,000  Sawtek, Inc.                                               459
  *31,250  Superior Telecom, Inc.                                     781
  *33,000  Time Warner Telecom, Inc. - CL A                           957
  *12,000  Excel Switching Corp.                                      359
                                                                   14,726

Miscellaneous - 12.7%
  *35,000  Abovenet Communications, Inc.                            1,413
  *55,000  Acxiom Corp.                                             1,372
  *20,000  Black Box Corp.                                          1,003
  *29,000  C-Cube MicroSystems, Inc.                                  919
  *20,000  Earthlink Network, Inc.                                  1,229
  *30,000  Entrust Technologies, Inc.                                 997
  *15,000  Metzler Group, Inc.                                        414
  *15,000  Pacific Internet Ltd.                                      711
  *15,000  Catalina Marketing Corp.                                 1,380
  *30,000  Sanmina Corp.                                            2,276
  *20,000  Sterling Commerce, Inc.                                    730
  *20,000  Sportsline USA, Inc.                                       717
                                                                   13,161

Total Common Stocks
(Cost $77,666) (a)                                                 97,551

Variable Demand Notes - 2.1%
  2,199,400  Firstar Bank Milwaukee,
             N.A. - 4.73%                                           2,199

Commercial Paper - 2.9%
  3,000,000  Albertson's - 5.02%
             Due 07/28/99                                           2,989

Total Short-Term Investments                                        5,188

Total Investments - 99.0%
(Cost $82,854) (a)                                                 102,739

Other Assets Less Liabilities - 1.0%                                1,082

Net Assets - 100.0%                                              $103,821

(a) Cost is identical for book and tax purposes; the aggregate gross unrealized appreciation is $23,490, and aggregate gross unrealized depreciation is $3,605, resulting in net unrealized appreciation of $19,885 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

<Page 12>

Schedule of Investments (unaudited)                              June 30, 1999

MONETTA SMALL-CAP EQUITY FUND

Shares or                                                         Quoted
Principal                                                      Market Value
 Amount                                                       (In Thousands)

COMMON STOCKS - 93.6%
     Consumer Related - 25.2%                                     $841

Broadcasting/Cable TV - 4.0%
 *1,000  Jones Intercable, Inc. - CL A                            $ 49
 *1,000  Metro Networks, Inc.                                       53
 *800    Pegasus Communications Corp.                               32
                                                                   134

Recreation/Entertainment - 2.9%
 *2,000  Avis Rent A Car, Inc.                                      58
 *600    SFX Entertainment,  Inc. - CL A                            40
                                                                    98

Retail Trades - 6.6%
 *2,500  Ames Department  Stores, Inc.                             114
 *2,500  Coach USA, Inc.                                           105
                                                                   219

Miscellaneous 11.7%
 *2,500  AHL Services, Inc.                                         62
 *5,000  Consolidated Graphics,Inc.                                250
 *1,000  QRS Corp.                                                  78
                                                                   390

     Industrial Related - 8.0%                                    $268

Industrial & Electronics Products - 1.9%
  2,000  Spartech Corp.                                           $ 63

Transportation - 6.1%
 *5,000  Carey Int'l, Inc.                                         123
  3,000  Expeditors Int'l of Washington, Inc.                       82
                                                                   205

     Financial Related - 8.4%                                     $280

Financial Services - 8.4%
 *1,300  The Bisys Group, Inc.                                    $ 76
  1,000  Factset Research Systems, Inc.                             57
  2,000  Metris Companies, Inc.                                     81
 *4,000  Trammell Crow Co.                                          66
                                                                   280

     Medical Related - 16.2%                                      $538

Pharmaceuticals - 12.7%
  12,000  D & K Healthcare Resources, Inc.                        $287
 *5,400   Medicis Pharmaceutical Corp. -  CL A                     137
                                                                   424
Physician Services - 2.0%
 *1,500  MedQuist, Inc.                                             66

Miscellaneous - 1.5%
 *1,000  FPIC Insurance Group, Inc.                                 48

     Technology Related - 35.8%                                 $1,194

Computer Software and Systems - 5.9%
 *1,000  Citrix Systems, Inc.                                   $   57
  1,900  National Computer Systems, Inc.                            64
 *3,000  Symantec Corp.                                             76
                                                                   197

Semiconductors - 9.6%
 *1,000  Applied Micro Circuits Corp.                               82
 *12,000 Aeroflex, Inc.                                            237
                                                                   319

Telecommunications/Equipment 16.1%
 *1,000  E-TEK Dynamics, Inc.                                       48
 *2,000  Genesys TelecommunicationsLabs, Inc.                       50
 *600    Gilat Satellite Networks Ltd.                              31
 *4,000  HyperionInc. - CL A                                        75
 *3,000  Omnipoint Corp.                                            87
 *5,000  Primus Telecommunications Group,Inc.                      112
 *1,500  Powertel, Inc.                                             45
 *2,000  Quanta Services, Inc.                                      88
                                                                   536

Miscellaneous - 4.2%
 *2,000  Acxiom Corp.                                               50
 *2,200  Metzler Group, Inc.                                        61
 *1,875  Tetra Tech, Inc.                                           31
                                                                   142

Total Common Stock (Cost $2,378) (a)                             3,121

Variable Demand Notes - 9.3%
  143,800  Firstar Bank Milwaukee,
           N.A. - 4.73%                                            144
  77,400   Pitney Bowes - 4.67%                                     77
  89,200   Warner Lambert - 4.70%                                   89
                                                                   310

Total Investments - 102.9% (Cost $2,688) (a)                     3,431

Other Assets Less Liabilities (2.9)%                              (98)

Net Assets - 100%                                               $3,333

SMALL-CAP FOOTNOTE:

(a) Cost is identical for book and tax purposes; the aggregate gross unrealized appreciation is $762, and aggregate gross unrealized depreciation is $19, resulting in net unrealized appreciation of $743 (in thousands).
See accompanying notes to financial statements.
*Non-income producing security.

<Page 13>

Schedule of Investments (unaudited)                              June 30, 1999

MONETTA MID-CAP EQUITY FUND

Shares or                                                         Quoted
Principal                                                      Market Value
 Amount                                                       (In Thousands)

COMMON STOCK - 91.0%
     Consumer Related - 34.1%                                    $5,479

Broadcasting/Cable TV - 4.1%
 *3,000  Echostar Communications Corp. - CL A                    $  460
  4,000  Media General, Inc. - CL A                                 204
                                                                    664
Recreation/Entertainment - 2.3%
  7,000  Galileo Int'l, Inc.                                        374

Restaurants/Lodging - 4.0%
 *5,000  Brinker Int'l, Inc.                                        136
 *7,500  Outback Steakhouse, Inc.                                   295
 *5,000  U.S. Foodservice                                           213
                                                                    644

Retail Manufacturers & Distribution - 1.6%
  4,000  Black & Decker Corp.                                       253

Retail Trades - 16.3%
 *8,000  Abercrombie & Fitch Co. CL A                               384
 *4,000  Bed Bath & Beyond, Inc.                                    154
 *4,000  Best Buy Company, Inc.                                     270
 *7,000  Dollar Tree Stores, Inc.                                   308
  6,000  Family Dollar Stores, Inc.                                 144
  8,000  Flowers Industries, Inc.                                   174
  10,500 Intimate Brands, Inc.                                      497
 *7,500  Office Depot, Inc.                                         166
 *5,000  Saks, Inc.                                                 144
  1,200  Tiffany & Co.                                              116
 *3,500  Tommy Hilfiger Corp.                                       257
                                                                  2,614

Miscellaneous - 5.8%
 *5,000  American Power Conversion Corp.                            101
  2,000  Cintas Corp.                                               134
 *4,000  Outdoor Systems, Inc.                                      146
 *15,000 Valassis Communications, Inc.                              549
                                                                    930

     Industrial Related - 2.9%                                     $469

Energy Resources & Services - 1.7%
  2,000  Noble Affiliates, Inc.                                    $ 56
  2,000  Transocean Offshore, Inc.                                   53
 *2,000  Smith Int'l, Inc.                                           87
 *2,000  Weatherford Int'l, Inc.                                     73
                                                                    269

Industrial & Electronics Products - 1.2%
 *3,000  Solectron Corp.                                            200

     Financial Related - 11.2%                                   $1,806

Financial Services - 11.2%
  10,000  Aflac, Inc.                                            $  479
  10,000  Conseco, Inc.                                             304
  5,000   Charter One Financial, Inc.                               139
  5,000   CityNational Corp.                                        187
  3,000   Donaldson Lufkin & Jenrette, Inc.                         181
 *10,500  Fiserv, Inc.                                              329
  4,000   Paine Webber Group, Inc.                                  187
                                                                  1,806

     Medical Related - 8.3%                                      $1,335

Medical Supplies - 0.0%
 *895  Genzyme Surgical Products                                 $    4

Medical Technology - 1.5%
 *5,000  Centocor, Inc.                                             233

Pharmaceuticals 5.3%
 *8,000  Biogen, Inc.                                               515
 *6,000  Elan Corp. PLC                                             166
 *5,000  Watson Pharmaceuticals, Inc.                               175
                                                                    856

Physician Services - 1.5%
 *5,000  Genzyme Corp.                                              242

     Technology Related - 34.5%                                  $5,535

Computer Software and Systems - 13.6%
 *8,000  Ceridian Corp.                                          $  262
 *8,000  Citrix Systems, Inc.                                       452
 *4,000  Electronic Arts, Inc.                                      217
 *2,000  NCR Corp.                                                   98
 *10,000 Novell, Inc.                                               265
 *6,000  PSINet, Inc.                                               262
 *4,000  Synopsys, Inc.                                             221
 *5,000  Unisys Corp.                                               195
 *3,000  Verio, Inc.                                                208
                                                                  2,180

<Page 14>

Schedule of Investments (unaudited)                              June 30, 1999

MONETTA MID-CAP EQUITY FUND (Con't)

Shares or                                                       Quoted
Principal                                                     Market Value
 Amount                                                      (In Thousands)

Semiconductors - 2.7%
 *6,000  Altera Corp.                                              221
 *3,000  Teradyne, Inc.                                            215
                                                                   436

Telecommunications/Equipment - 9.0%
 *6,000  Comverse Technology,  Inc.                                453
 *4,000  Qualcomm, Inc.                                            574
 *6,000  QwestCommunications Int'l, Inc.                           199
  6,000  Symbol Technologies, Inc.                                 221
                                                                 1,447

Miscellaneous - 9.2%
 *6,000  E*Trade Group, Inc.                                       240
 *3,000  ExodusCommunications, Inc                                 360
 *3,000  Lycos, Inc.                                               276
  4,000  Linear Technology Corp.                                   269
 *10,000 Snyder Communications, Inc.                               327
                                                                 1,472

Total Common Stocks
(Cost $11,382) (a)                                              14,624

Variable Demand Notes - 7.1%
  413,700  American Family - 4.70%                                 414
  734,200  Firstar Bank Milwaukee,
           N.A. - 4.73%                                            734
                                                                 1,148

Total Investments - 98.1%
(Cost $12,530) (a)                                              15,772

Other Assets Less Liabilities - 1.9%                               300

Net Assets - 100.0%                                            $16,072

(a) Cost is identical for book and tax purposes; the aggregate gross unrealized appreciation is $3,435, and aggregate gross unrealized depreciation is $193, resulting in net unrealized appreciation of $3,242 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

MONETTA LARGE-CAP EQUITY FUND

Shares or                                                         Quoted
Principal                                                      Market Value
 Amount                                                       (In Thousands)

CONSUMER STOCKS - 96.1%

     Consumer Related - 31.8%                                      $2,074

Broadcasting/Cable TV - 7.4%
 *3,000  CBS Corp.                                                 $  130
  3,000  Clear Channel Communications, Inc.                           207
  2,000  Time Warner, Inc.                                            147
                                                                      484

Recreation/Entertainment 2.2%
  3,000  Carnival Corp.                                               146

Restaurants/Lodging - 1.9%
 *3,000  McDonald's Corp.                                             124

Retail Trades - 16.0%
 *2,000  Best Buy Co., Inc.                                           135
  2,000  Dayton Hudson Corp.                                          130
  3,000  Gap, Inc.                                                    151
  2,500  Home Depot, Inc.                                             161
 *2,500  Kohls Corp.                                                  193
  2,000  Nike, Inc. - CL B                                            127
 *3,000  Wal Mart Stores, Inc.                                        145
                                                                    1,042

Miscellaneous - 4.3%
  1,200  General Electric Co.                                         136
  1,500  Tyco Int'l Ltd.                                              142
                                                                      278

     Industrial Related - 11.9%                                      $774

Chemicals - 1.2%
  2,000 Monsanto Corp.                                                $79

Energy Resources & Services - 5.7%
  2,000  Halliburton Co.                                               91
  2,500  Schlumberger Ltd.                                            159
  1,500  Exxon Corp.                                                  116
                                                                      366

Transportation - 3.3%
 *4,000  FDX Corp.                                                    217

<Page 15>

Schedule of Investments (unaudited)                              June 30, 1999

MONETTA LARGE-CAP EQUITY FUND (Con't)

Shares or                                                        Quoted
Principal                                                     Market Value
 Amount                                                      (In Thousands)

Miscellaneous - 1.7%
 *2,000  General Motors -  CL H                                     112

     Financial Related - 17.7%                                   $1,154

Financial Services - 17.7%
  1,000  American Int'l Group, Inc.                              $  117
  1,200  American Express Co.                                       156
  3,750  Citigroup, Inc.                                            178
 *1,000  The Goldman Sachs Group, Inc.                               72
  2,000  Merrill Lynch & Co., Inc.                                  160
  2,000  Banc One Corp.                                             119
  2,000  Providian Financial Corp.                                  187
  1,500  The CharlesSchwab Corp.                                    165
                                                                  1,154

     Medical Related - 5.2%                                        $338

Pharmaceuticals - 5.2%
 *2,000  Amgen, Inc.                                             $  122
  1,000  Pfizer, Inc.                                               110
  2,000  Schering-Plough Corp.                                      106
                                                                    338

     Technology - 29.5%                                          $1,921

Computer Software and Systems - 11.3%
 *1,000  America Online, Inc.                                    $  111
 *2,000  Cisco Systems, Inc.                                        129
  2,000  EMC Corp.                                                  110
  2,000  Int'l Business Machines Corp.                              258
 *1,400  Microsoft Corp.                                            126
                                                                    734

Semiconductors - 1.8%
  2,000  Intel Corp.                                                119

Telecommunications/Equipment - 13.8%
  3,000  Lucent Technologies, Inc.                                  202
 *1,500  Nextlink Communications, Inc.                              112
 *2,500  Nextel Communications, Inc.  - CL A                        125
  2,500  AT & T Corp.                                               140
  1,000  Texas Instruments, Inc.                                    145
 *2,000  MCI Worldcom, Inc.                                         172
                                                                    896

Miscellaneous - 2.6%
 *1,000 Yahoo! Inc.                                                 172

Total Common Stocks
(Cost $4,818)(a)                                                 $6,261

Variable Demand Notes - 4.5%
  6,200   American Family - 4.70%                                     6
  289,300 Firstar Bank Milwaukee,
          N.A. - 4.73%                                              289
                                                                    295

Total Investments 100.6%
(cost $5,113) (a)                                                 6,556

Other Assets Less Liabilities (0.6%)                               (42)

Net Assets - 100%                                                $6,514

(a) Cost is identical for book and tax purposes; the aggregate gross unrealized appreciation is $1,516, and aggregate gross unrealized depreciation is $73 , resulting in net unrealized appreciation of $1,443 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security

<Page 16>

Schedule of Investments (unaudited)                              June 30, 1999

MONETTA BALANCED FUND

Shares or                                                       Quoted
Principal                                                     Market Value
 Amount                                                      (In Thousands)

COMMON STOCKS - 61.1%
     Consumer Related - 20.2%                                     $1,692

Broadcasting/Cable TV - 4.1%
  5,000  Clear Channel Communications,Inc.                        $  345

Restaurants/Lodging - 1.5%
  3,000  McDonald's Corp.                                            124

Retail Trades - 14.6%
 *3,000  Best Buy Co., Inc.                                          203
  4,000  Dayton Hudson Corp.                                         260
  3,000  Home Depot, Inc.                                            193
  2,000  Nike, Inc. - CL B                                           127
 *4,000  Starbucks Corp.                                             150
  6,000  Wal Mart Stores, Inc.                                       290
                                                                   1,223

     Industrial Related - 4.9%                                      $408

Energy Resources & Services - 2.3%
  3,000  Schlumberger Ltd.                                          $191

Transportation - 2.6%
 *4,000  FDX Corp.                                                   217

     Financial Related - 8.1%                                       $676

Financial Services - 8.1%
  7,500  Citigroup, Inc.                                            $356
  4,000  Merrill Lynch & Co., Inc.                                   320
                                                                     676

     Medical Related - 1.1%                                          $95

Pharmaceuticals -1.1%
 *4,000  D & K Healthcare Resources, Inc.                            $95

     Technology Related - 26.8%                                   $2,245

Computer Software and Systems - 10.3%
 *1,500  America Online, Inc.                                     $  166
  4,000  Int'l Business Machines Corp.                               517
 *2,000  Microsoft Corp.                                             180
                                                                     863

Semiconductors - 4.7%
 *8,000  Aeroflex, Inc.                                              158
  4,000  Intel Corp.                                                 238
                                                                     396

Telecommunications/Equipment - 9.7%
  5,000  Lucent Technologies, Inc.                                   337
 *4,000  Qwest Communications Int'l, Inc.                            132
 *4,000  MCI Worldcom, Inc.                                          345
                                                                     814

Miscellaneous - 2.1%
 *1,000  Yahoo! Inc.                                                 172

Total Common Stocks
(Cost $3,385) (a)                                                 $5,116

Variable Demand Notes - 5.2%
  134,700  American Family - 4.70%                                   135
  298,700  Firstar Bank Milwaukee,
           N.A. 4.73%                                                299
                                                                     434

Corporate Bonds - 29.0%
  300,000  Bank United Corp.                                         301
           8.875% Due 05-01-07
  300,000  Chase Manhattan Corp.                                     322
           9.750% Due 11-01-01
  300,000  East Coast Power LLC                                      275
           7.066% Due 03-31-12
  375,000  Eli Lilly & Co.                                           403
           8.375% Due 02-07-05
  300,000  Merck & Co., Inc.                                         303
           6.750% Due 09-19-05
  300,000  US Central Credit Union                                   295
           6.000% Due 05-21-03
  175,000  Tyco Int'l Group                                          163
           6.125% Due 01-15-09
  50,000   Worldcom, Inc.                                            362
           7.550% Due 04-01-04
                                                                   2,424

Mortgage Obligations - 4.7%
  400,000  Green Tree Home Imprv. Mortg.
           6.780% Due 06-15-28                                       397

Total Investments - 100%
(Cost $6,737) (a)                                                  8,371

Other Assets Less Liabilities                                         --

Net Assets - 100%                                                 $8,371

BALANCED FUND FOOT NOTE:

(a) Cost is identical for book and tax purposes; the aggregate gross unrealized appreciation is $1,737, and aggregate gross unrealized depreciation is $103, resulting in net unrealized appreciation of $1,634 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

<Page 17>

Schedule of Investments (unaudited)                              June 30, 1999

MONETTA INTERMEDIATE BOND FUND

Shares or
Principal                                                      Market Value
 Amount                                                       (In Thousands)

Treasury Notes - 6.9%
  200,000  5.5% 4/15/00                                          $   200
  175,000  8.875% 05/15/00                                           180
  350,000  6.00% 07/31/02                                            354
                                                                     734

Corporate Bonds - 77.2%
  340,000  Pacific Gas & Electric
           8.75% 01/01/01                                            352
  450,000  Chase Manhattan Corp.
           9.75% 11/01/01                                            483
  350,000  Cox Enterprises, Inc.
           6.625% 06/14/02                                           350
  100,000  Webb (DEL E.)
           9.75% 3/1/03                                              100
  500,000  Lehman Bros Holdings
           7.00% 05/15/03                                            497
  505,000  US Central Credit Union
           6.00% 05/21/03                                            498
  300,000  John Deere Credit
           6.125% 05/30/03                                           292
  260,000  National Rural Utilities
           6.00% 01/15/04                                            255
  500,000  WorldCom, Inc.
           7.55% 04/01/04                                            518
  300,000  The Money Store
           8.375% 04/15/04                                           322
  500,000  Associates Corp., NA
           5.8% 04/20/04                                             483
  400,000  Eli Lilly & Co.
           8.375% 02/07/05                                           430
  500,000  Newcourt Credit Group
           6.875% 02/16/05                                           484
  465,000  Union Pacific Co.
           7.60% 05/01/05                                            476
  490,000  Merck & Co., Inc.
           6.75% 09/19/05                                            495
  300,000  Bank United Corp.
           8.875% 05/01/07                                           301
  480,000  LCI Int'l, Inc.
           7.25% 06/15/07                                            473
  350,000  Calenergy Co., Inc.
           7.63% 10/15/07                                            353
  200,000  Jones Intercable
           10.50% 03/01/08                                           215
  500,000  Tyco Int'l Group
           6.125% 01/15/09                                           465
  500,000  East Coast Power, LLC
           7.066% 03/31/12                                           459
                                                                   8,301

U.S. Government Agencies - 6.9%
  250,000  HUD Housing Urban Development
           6.36% 08/01/04                                            251
  500,000  Fannie Mae
           5.75% 06/15/05                                            491
                                                                     742

Mortgage Obligations - 0.1%
  12,585  GNMA 8 1/2  7/15/21                                         13

Variable Demand Notes - 7.6%
  497,400  Firstar Bank Milwaukee,N.A. -4.73%                        497
  160,600  American Family-4.70%                                     161
  160,200  Warner Lambert-4.70%                                      160
                                                                     818

Total Investments 98.7%
(Cost $10,898) (a)                                                10,608

Other Assets Less Liabilities - 1.3%                                 145

Net Assets-100.0%                                                $10,753

(a) Cost is identical for book and tax purposes; the aggregate gross unrealized appreciation is $4, and aggregate gross unrealized depreciation is $294, resulting in net unrealized depreciation of $290 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security

<Page 18>

Schedule of Investments (unaudited)                              June 30, 1999

MONETTA GOVERNMENT MONEY MARKET FUND

Shares or
Principal                                                      Market Value
 Amount                                                       (In Thousands)

Federal Home Loan Bank - 17.0%
  130,000  Due 07/21/99                                           $  130
  625,000  Due 08/04/99                                              622
                                                                     752

Federal National Mortgage Assoc. - 36.4%
  200,000  Due 07/07/99                                              200
  530,000  Due 07/16/99                                              529
  270,000  Due 08/05/99                                              269
  620,000  Due 09/10/99                                              614
                                                                   1,611

Federal Home Loan Mortgage Corp. - 45.5%
  621,000  Due 07/02/99                                              621
  850,000  Due 08/12/99                                              845
  550,000  Due 08/23/99                                              546
                                                                   2,012

Total Investments - 98.9%
(Cost $4,375) (a)                                                  4,375

Other Assets Less Liabilities - 1.1%                                  51

Net Assets - 100.0%                                               $4,426

(a) Cost is identical for book and tax purposes.

See accompanying notes to financial statements.

<Page 19>

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 1999 (unaudited)
(In Thousands)

                                    Small-Cap  Mid-Cap  Large-Cap
                          Monetta   Equity     Equity   Equity      Balanced
                          Fund      Fund       Fund     Fund        Fund

Assets:
Investments at market
 value(cost:  $82,854;
 $2,688; $12,530; $5,113;
 $6,737; $10,898; $4,375)
 (Note 1)                 $102,739  $3,431     $15,772   $6,556     $8,371
Cash                      0         0          0         0          0
Interest and dividends
 receivable               19        2          5         5          54
Receivable for securities
 sold                     3,055     0          422       0          0
Fund shares sold          0         0          0         1          0

Total Assets              105,813   3,433      16,199    6,562      8,425

Liabilities:
Payables:
 Custodial bank           358       3          25        32         38
 Investment advisory
  fees (Note 2)           82        2          10        4          3
 Distribution and service
  charges payable         0         2          17        4          6
 Investments purchased    1,415     81         63        0          0
 Fund shares redeemed     0         0          0         0          1
Accrued expenses          137       12         12        8          7

Total Liabilities         1,992     100        127       48         55

Net Assets                103,821   3,333      16,072    6,514      8,370

Analysis of net assets:
 Paid in capital (b)      93,766    2,9211     2,263     4,980      6,084
 Accumulated undistributed
  net investment income
  (loss)                  324       (32)       (66)      (22)       3
 Accumulated undistributed
  net realized gain (loss)(10,154)  (299)      633       113        649
 Net unrealized
  appreciation on
  investments             19,885    743        3,242     1,443      1,634

Net Assets                $103,821  $3,333     $16,072   $6,514     $8,370

Net asset value, offering
price, and redemption
price per share (6,830
shares of capital stock
and 223; 1,060; 396; 519;
1,040; 4,426 shares of
beneficial interest
issued and outstanding
respectively)             $15.20    $14.95     $15.17    $16.43     $16.14

                              Intermediate    Governement
                              Bond            Money Market
                              Fund            Fund

Assets:
 Investments at market
  value (cost: $82,854;
  $2,688; $12,530; $5,113;
  $6,737; $10,898; $4,375)
  (Note 1)                    $10,608         $4,375
 Cash                         0               54
 Interest and dividends
  receivable                  164             0
 Receivable for securities
  sold                        0               0
Fund shares sold

Total Assets                  10,774          4,429

Liabilities:
Payables:
 Custodial bank
 Investment advisory
  fees (Note 2)               1               0
 Distribution and service
  charges payable             5               0
 Investments purchased        0               0
 Fund shares redeemed         0               0
Accrued expenses              3               3

Total Liabilities             21              3

Net Assets                    10,753          4,426

Analysis of net assets:
 Paid in capital (b)          10,924          4,426
 Accumulated undistributed
  net investment income
  (loss)                      2               0
 Accumulated undistributed
  net realized gain (loss)
 Net unrealized
  appreciation on
  investments                 (289)           0

Net Assets                    $10,753         $4,426

Net asset value, offering
 price, and redemption
 price per share (6,830
 shares of capital stock
 and 223; 1,060; 396; 519;
 1,040; 4,426 shares of
 beneficial interest
 issued and outstanding
 respectively)                $10.34          $1.00

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

(b) Amount for Monetta Fund represents $68 of $0.01 par value and $93,698 of additional paid in capital, 100 million shares are authorized. Each fund of Monetta Trust has an unlimited number of no par value share of beneficial interest authorized.

<Page 20>

STATEMENTS OF OPERATIONS
Six Months Ended June 30, 1999 (unaudited)
(In Thousands)

                                       Small-Cap  Mid-Cap  Large-Cap
                              Monetta  Equity     Equity   Equity     Balanced
                              Fund     Fund       Fund     Fund       Fund

Investment income and
 expenses:
 Investment income:
 Interest                     $202     $7         $22      $9         $109
 Dividend                     39       1          18       11         11
 Other income                 857      0          (a)      0          0

Total investment income       1,098    8          40       20         120

Expenses:
 Investment advisory fee
  (Note 2)                    520      12         61       19         20
 Distribution expense         0        4          21       6          13
 Custodial fees and bank
 cash management fee          22       2          6        2          4
 Transfer and shareholder
  servicing agent fee         232      22         18       15         11

Total expenses                774      40         106      42         48
Expenses waived and
 reimbursed                   0        (a)        0        0          0

Expenses net of waived and
 reimbursed expenses          774      40         106      42         48

Net investment income (loss)  324      (32)       (66)     (22)       72

Realized and unrealized gain
 (loss) on investments:
Realized gain (loss) on
 investments:
Proceeds from sales           134,757  5,396      21,271   2,573      13,103
Cost of securities sold       132,597  5,040      20,253   2,195      11,534

Net realized gain (loss) on
 investments                  2,160    356        1,018    378        1,569

Net unrealized appreciation
 on investments:
 Beginning of period          22,489   755        2,452    837        2,067
 End of period                19,885   743        3,242    1,443      1,634

Net change in net unrealized
 appreciation (depreciation)
 on investments during the
 period                       (2,604)  (12)       790      606        (433)

Net realized and unrealized
gain (loss) on investments    (444)    344        1,808    984        1,136

Net increase (decrease) in
 net assets from operations   $(120)   $312       $1,742   $962       $1,208

                                  Intermediate    Government
                                  Bond            Money Market
                                  Fund            Fund

Investment income and
 expenses:
 Investment income:               $271             $103
 Interest                         $271             $103
 Dividend                         0                0
 Other income                     (a)              (a)

Total investment income           271              103

Expenses:
 Investment advisory fee (Note 2) 16               5
 Distribution expense             11               2
 Custodial fees and bank
  cash management fee             3                1
 Transfer and shareholder
  servicing agent fee             4                4

Total expenses                    34               12
Expenses waived and
 reimbursed expenses              25               5

Net investment income (loss)      246              98

Realized and unrealized gain
 (loss) on investments:
Realized gain (loss) on
 investments:
 Proceeds from sales              10,894           10,098
 Cost of securities sold          10,794           10,098

Net realized gain (loss) on
 investments                      100              0

Net unrealized appreciation on
 investments:
 Beginning of period              96               0
 End of period                    (289)            0

Net change in net unrealized
 appreciation (depreciation)
 on investments during the
 period                           (385)            0

Net realized and unrealized
 gain (loss) on investments       (285)            0

Net increase (decrease) in
 net assets from operations       $(39)            $98

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

<Page 21>

Statements of Changes in Net Assets
Six Months Ended June 30, 1999 (unaudited) and Year Ended December 31, 1998 (In Thousands)

                                                    Small-Cap        Mid-Cap
                                    Monetta         Equity           Equity
                                    Fund            Fund             Fund
                              1999     1998     1999     1998   1999   1998
From investment activities:

Operations:
 Net investment income (loss) $324     $(925)   $(32)    $(70)  $(66)  $31
 Net realized gain (loss) on
  investments                 2,160    (12,315) 356      (655)  1,018  (385)
 Net change in net unrealized
  appreciation (depreciation)
  on investments during the
  period                      (2,604)  (736)    (12)     638    790    411

Net increase (decrease) in net
  assets from operations      (120)    (13,976) 312      (87)   1,742  57
 Distribution from net
  investment income           0        0        0        0      0      (31)
 Distribution from short-term
  capital  gains, net (b)     0        (2,369)  0        (30)   0      (741)
 Distribution from net realized
  gains                       (0)      (3,088)  0        0      0      (1,028)

Increase (decrease) in net
 assets from investment
 activities                   (120)    (19,433) 312      (117)  1,742  (1,743)

From capital transactions
  (Note 3):

Proceeds from shares sold     2,995    11,137   223      2,479  303    5,180
Net asset value of shares
  issued through dividend
  reinvestment                0        5,350    0        29     0      1,770
Cost of shares redeemed       (23,743) (35,780) (1,182)  (929)  (4,893)(8,195)

Increase (decrease) in net
  assets from capital
  transactions                (20,748) (19,293) (959)    1,579  (4,590)(1,245)

Total increase (decrease)
 in net assets                (20,868) (38,726) (647)    1,462  (2,848)(2,988)

Net assets at beginning
 of period                    124,689  163,415  3,980    2,518  18,920 21,908


Net assets at end of period   $103,821 $124,689 $3,333   $3,980 $16,072$18,920

Accumulated undistributed
 net investment income (loss) 324      0        (32)     0      (66)   0

See accompanying notes to financial statements.(a) Rounds to less than $1,000.

(b) Distributions of short-term capital gains are included as ordinary income for tax purposes.

<Page 22>

Statements of Changes in Net Assets
Six Months Ended June 30, 1999 (unaudited) and Year Ended December 31, 1998 (In Thousands)

                                  Large-Cap                        Intermediate
                                  Equity            Balanced         Bond
                                  Fund              Fund             Fund
                             1999      1998     1999    1998     1999    1998
From investment activities:

Operations:
 Net investment income (loss)$(22)     $(21)    $72     $300     $246    $264
 Net realized gain (loss) on
  investments                378       (265)    1,569   (919)    100     62
 Net change in net unrealized
  appreciation (depreciation)
  on investments during the
  period                     606       638      (433)   1,716    (385)   39

Net increase (decrease) in net
  assets from operations     962       352      1,208   1,097    (39)    365
 Distribution from net
  investment income          0         0        (71)    (300)    (244)   (264)
 Distribution from short-term
  capital gains, net (b)     0         (208)    0       (395)    0       (23)
 Distribution from net realized
  gains                      0         (62)     0       (56)     0       (23)

Increase (decrease) in net
 assets from investment
 activities                  962       82       1,137   346      (283)   55

From capital transactions
 (Note 3):

Proceeds from shares sold    2,360     829      836     4,715    6,805   3,943
Net asset value of shares
 issued through dividend
 reinvestment                0         264      64      404      204     257
Cost of shares redeemed      (993)     (1,255)  (8,156) (3,030)  (2,649) (1,512)

Increase (decrease) in net
 assets from capital
 transactions                1,367     (162)    (7,256) 2,089    4,360   2,688

Total increase (decrease)
 in net assets               2.329     (80)     (6,119) 2,435    4,077   2,743

Net assets at beginning
 of period                   4,185     4,265    14,489  12,054   6,676   3,933

Net assets at end of period  $6,514    $4,185   $8,370  $14,489  $10,753 $6,676

Accumulated undistributed
 net investment income loss  (22)      0        3       2        2       (a)

                                              Government
                                              Money Market
                                              Fund
                                         1999            1998

From investment activities:

Operations:
 Net investment income (loss)            $98             $241
 Net realized gain (loss) on
  investments                            0               0
 Net change in net unrealized
  appreciation (depreciation)
  on investments during the
  period                                 0               0

Net increase (decrease) in net
  assets from operations                 98              241
 Distribution from net
  investment incom                       (98)            (241)
 Distribution from short-term
  capital gains, net (b)                 0               0
 Distribution from net realized
  gains                                  0               0

Increase (decrease) in net
assets from investment
 activities                              0               0

From capital transactions
 (Note 3):

Proceeds from shares sold                2,772           5,724
Net asset value of shares
  issued through dividend
  reinvestment                           95              233
Cost of shares redeemed                  (2,536)         (6,326)

Increase (decrease) in net
  assets from capital
  transactions                           331             (369)

Total increase (decrease)
 in net assets                           331             (369)

Net assets at beginning
 of period                               4,095           4,464

Net assets at end of period              $4,426          $4,095

Accumulated undistributed
  net investment income (loss)           0               0

<Page 23>

Notes To Financial Statements                                    June 30, 1999

1. SIGNIFICANT ACCOUNTING POLICIES:

Monetta Fund, Inc. ("Monetta Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The primary objective of Monetta Fund is capital appreciation by investing primarily in equity securities believed to have growth potential. The Fund generally invests in companies with a market capitalization range of $50 million to $1 billion.

Monetta Trust ("the Trust") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The following funds are series of the Trust:

Small-Cap Equity Fund. The primary objective of this Fund is capital appreciation. The Fund typically invests in companies with a market capitalization of less than $1 billion.

Mid-Cap Equity Fund. The primary objective of this Fund is long-term capital growth by investing in common stocks believed to have above average growth potential. The Fund typically invests in companies within a market capitalization range of $1 billion to $5 billion.

Large-Cap Equity Fund. The primary objective of this Fund is to seek long-term capital growth by investing in common stocks believed to have above average growth potential. The Fund typically invests in companies with market capitalization of greater than $5 billion.

Balanced Fund. The objective of this Fund is to seek a favorable total rate of return through capital appreciation and current income consistent with preservation of capital, derived from investing in a portfolio of equity and fixed income securities.

Intermediate Bond Fund. The objective of this Fund is to seek high current income consistent with the preservation of capital by investing primarily in marketable debt securities.

Government Money Market Fund. The primary objective of this Fund is to seek maximum current income consistent with safety of capital and maintenance of liquidity. The Fund invests in U.S. Government securities maturing in thirteen months or less from the date of purchase and repurchase agreements for U.S. Government securities. U.S. Government securities include securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

The Monetta Family of Mutual Funds is comprised of Monetta Fund, Inc. and each of the Trust Series and is collectively referred to as the "Funds". The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles:

(a) Securities Valuation

Investments are stated at market value based on the last reported sale price on national securities exchanges, or the NASDAQ Market, on the last business day of the period. Listed securities and securities traded on the over-the-counter markets that did not trade on the last business day are valued at the mean between the quoted bid and asked prices. Short-term securities, including all securities held by the Government Money Market Fund, are stated at amortized cost, which is substantially equivalent to market value.

(b) Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires the Funds' management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

(c)Federal Income Taxes

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required.

<Page 24>

Notes To Financial Statements                                    June 30, 1999

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1998, the Funds have accumulated capital loss carry forwards for tax purposes, which will expire on December 31, 2006, of: Monetta Fund, Inc., $8,865,094; Monetta Small-Cap Equity Fund, $463,923; Monetta Mid-Cap Equity Fund, $286,883; Monetta Large-Cap Equity Fund, $262,422; and Monetta Balanced Fund, $916,270.

Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales, post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year, and losses and gains from real estate investment trusts.

(d)  General

Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the first-in, first-out cost basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Bond Discount/Premium is amortized on a straight line basis over the life of each applicable security.

(e)  Distributions of Incomes and Gains

Distributions to shareholders are recorded by the Funds (except for the Government Money Market Fund) on the ex-dividend date. The Government Money Market Fund declares dividends daily and automatically reinvests such dividends daily. Due to inherent differences in the characterization of short-tern capital gains under generally accepted accounting principles and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ. These differences are permanent in nature and may result in distributions in excess of book basis net investment income for certain periods.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. RELATED PARTIES:

Robert S. Bacarella is an officer and director of the Funds and also an officer, director and majority shareholder of the investment advisor, Monetta Financial Services, Inc. "Advisor". For the six months ended June 30, 1999, renumerations required to be paid to all interested directors or trustees has been absorbed by the Advisor. Fees paid to outside Directors or Trustees have been absorbed by the respective funds.

Each Fund pays an investment advisory fee to the Advisor based on that Fund's individual net assets, payable monthly at the annual rate of 1.0% for Monetta Fund; 0.75% for the Small-Cap, Mid-Cap, and Large-Cap Equity Funds; 0.40% for the Balanced Fund; 0.35% for Intermediate Bond Fund; and 0.25% for the Government Money Market Fund. From these fees the Advisor pays all the Funds' ordinary operating expenses other than the advisory fee, distribution charges (Trust only) and charges of the Funds' custodian and transfer agent. Investment advisory fees waived for the six months ended June 30, 1999, for the Intermediate Bond Fund were $9,097 of total fees of $15,920. Investment advisory fees waived, and 12B-1 fees waived through June 30, 1999, for the Government Money Market Fund were $5,282, and $2,113, respectively. Additionally, brokerage commissions of $660 and $200, were paid by the Monetta Fund and Mid-Cap Fund, respectively to Monetta Investment Services, L.L.C. during the six months ended June 30, 1999.

<Page 25>

Notes To Financial Statements                                    June 30, 1999

Monetta Financial Services, Inc., as of June 30, 1999 owned 32,815 shares or 3.2% of the Intermediate Bond Fund, 222,994 shares or 8.1% of the Small-Cap Equity Fund, 39,900 shares or 7.7% of the Balanced Fund and 7,395 shares or 1.9% of the Large-Cap Equity Fund. Monetta Financial Services, Inc. owns less than 1% of the Monetta Fund, the Mid-Cap Equity Fund, and the Government Money Market Fund.

3. CAPITAL STOCK AND SHARE UNITS:

There are 100,000,000 shares of $0.01 par value capital stock authorized for the Monetta Fund. There is an unlimited number of no par value shares of beneficial interest authorized for each series of the Trust.

                                                                         Gov't
                       Small-Cap Mid-Cap Large-Cap          Intermediate Money
               Monetta Equity    Equity  Equity    Balanced Bond         Market
(In Thousands) Fund    Fund      Fund    Fund      Fund     Fund         Fund
1998 beginning
 shares        9,460   181       1,463   319       856      377          4,464

Shares sold    702     184       375     63        329      369          5,724

Shares issued
 upon dividend
 reinvestment  412     2         144     23        31       24           233

Shares
 redeemed      (2,241) (70)      (588)   (94)      (215)    (143)        (6,326)

Net increase
 (decrease)
 in shares
 outstanding   (1,127) 116       (69)    (8)       (215)    145          (369)

1999 beginning
 shares        8,333   297       1,394   311       1,001    627          4,095

Shares sold    217     17        22      152       53       644          2,772

Shares issued
 upon dividend
 reinvestment  0       0         0       0         4        19           95

Shares
redeemed       (1,720) (91)      (356)   (67)      (539)    (250)        (2,536)

Net increase (decrease)
in shares
outstanding    (1,503) (74)      (334)   85        (482)    413          331

Ending shares  6,830   223       1,060   396       519      1,040        4,426

4. PURCHASES AND SALES OF INVESTMENT SECURITIES:
The cost of purchases and proceeds from sales of securities for the six months ended June 30, 1999, excluding short-term securities were: Monetta Fund, $74,788,491 and $94,771,767; Small-Cap Fund, $4,427,411 and $5,396,188;
Mid-Cap Fund, $9,874,180 and $15,676,677; Large-Cap Fund, $3,845,111 and
$2,573,637; Balanced Fund, $3,097,048 and $10,471,569; and Intermediate Bond Fund, $9,844,523 and $6,204,729. The cost of purchases and proceeds from the sales of government securities included in the preceding numbers were as follows: Balanced Fund, $0 and $286,239; and Intermediate Bond Fund, $1,884,733 and $1,943,412.

5. DISTRIBUTION PLAN:
The Trust and its shareholders have adopted a service and distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Annual fees under the Plan of up to 0.25% for the Small-Cap, Mid-Cap, Large-Cap, Balanced, and Intermediate Bond Funds and up to 0.10% for the Government Money Market Fund are accrued daily. The distributor is Funds Distributor, Inc.

<Page 26>

Notes To Financial Statements                                    June 30, 1999

6.  FINANCIAL HIGHLIGHTS:
Financial highlights for Monetta Fund for a share of capital stock outstanding throughout the period is presented below:

                                                  MONETTA FUND
                            Six Months
                            Ended 6/30/99
                            (unaudited) 1998    1997    1996    1995    1994
Net asset value at
beginning of period         $14.964     $17.274 $15.842 $15.591 $14.515 $15.539

Net investment income (loss)0.043       (0.104) (0.041) (0.079) 0.029   (0.026)
Net realized and
unrealized gain (loss)
on investments              0.194       (1.554) 4.223   0.330   4.075   (0.938)

Total from investment
operations:                 0.237       (1.658) 4.182   0.251   4.104   (0.964)

Less:
 Distributions from net
  investment income         0.000       0.000   0.000   0.000   (0.028) 0.000
 Distributions from short-term
  capital gains, net (a)    0.000       (0.283) (1.910) 0.000   (3.000) (0.060)
 Distributions from net
  realized gains            0.000       (0.369) (0.840) 0.000   0.000   0.000

Total distributions         0.000       (0.652) (2.750) 0.000   (3.028) (0.060)

Net asset value at end of
 period                     $15.201     $14.964 $17.274 $15.842 $15.591 $14.515

Total return                1.60%       (9.03%) 26.18%  1.60%   28.02%  (6.21%)
Ratio to average net assets:
  Expenses                  1.50%       1.36%   1.48%   1.38%   1.36%   1.35%
  Net investment income     0.31%       (0.64%) (0.24%) (0.51%) 0.18%   (0.15%)
  Portfolio turnover        77.0%       107.5%  97.8%   204.8%  272.0%  191.3%
  Net assets ($ millions)   $103.89     $124.7  $163.4  $211.5  $362.7  $364.9

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.

<Page 27>

Notes To Financial Statements                                    June 30, 1999

Financial highlights for each Fund of the Trust for a share outstanding throughout the period are as follows:

                                             Small-Cap Equity Fund

                                    Six Months                   2/1/97
                                    Ended 6/30/99                Through
                                    (unaudited)       1998       12/31/97

Net asset value at beginning of
 period                             $13.396           $13.900    $10.000

Net investmentincome (loss)         (0.128)           (0.272)    (0.148)
Net realized and unrealized
 gain (loss) on investments         1.679             (0.136)    4.878

Total from investment operations    1.551             (0.408)    4.730

Less:
 Distributions from net
  investment income                 0.000             0.000      0.000
 Distributions from short-term
  capital gains, net (a)            0.000             (0.096)    (0.830)
 Distributions from net
  realized gains                    0.000             0.000      0.000

Total distributions                 0.000             (0.096)    (0.830)

Net asset value at end of period    $14.947           $13.396    $13.900

Total return*                       11.57%            (2.81)%    47.17%
Ratios to average net assets:2.50%
  Expenses*                         2.50%             2.39%      1.75%
  Net investment income*            (0.99)%           (2.04)%    (1.13)%
  Portfolio turnover                147.9%            200.4%     138.8%
  Net assets ($ thousands)          $3,333            $3,980     $2,518


                                               Mid-Cap Equity Fund

                             Six Months
                             Ended 6/30/99
                             (unaudited) 1998    1997    1996    1995    1994
Net asset value at
 beginning of period         $13.571     $14.975 $14.814 $11.962 $12.199 $12.537

Net investment income (loss) (0.055)     0.022   (0.045) 0.044   0.059   0.071

Net realized and unrealized
 gain (loss) on investments  1.651       (0.266) 4.296   2.852   2.874   0.193

Total from investment
operations                   1.596       (0.244) 4.251   2.896   2.933   0.264

Less:
 Distributions from net
  investment income          0.000       (0.022) 0.000   (0.044) (0.050) (0.069)
 Distributions from short-term
  capital gains, net (a)     0.000       (0.477) (1.452) 0.000   (2.990) (0.533)
 Distributions from net
  realized gains             0.000       (0.661) (2.638) 0.000   (0.130) 0.000

Total distributions          0.000       (1.160) (4.090) (0.044) (3.170) (0.602)

Net asset value at end of
 period                      $15.167     $13.571 $14.975 $14.814 $11.962 $12.199

Total return*                11.79%      (0.85)% 29.14%  24.20%  24.54%  2.17%
Ratios to average net assets:
  Expenses*                  1.30%       1.21%   1.26%   1.23%   1.25%   1.30%
  Net investment income*     (0.40)%     0.15%   (0.28)% 0.32%   0.44%   0.57%
  Portfolio turnover         62.5%       237.6%  137.8%  93.3%   254.4%  210.0%
  Net assets ($ thousands)   $16,072     $18,920 $21,908 $17,338 $14,216 $11,736

(a)Distributions of short-term capital gains are included as ordinary income for tax purposes.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.

<Page 28>

Notes To Financial Statements                                    June 30, 1999

                                        Large-Cap Equity Fund
                            Six Months                          9/9/95
                            Ended 6/30/99                       Through
                            (unaudited) 1998    1997    1996    12/31/95
Net asset value at
beginning of period         $13.437     $13.359 $12.266 $10.571 $10.000

Net investment income (loss)(0.068)     (0.068) (0.007) 0.023   0.005
Net realized and unrealized
gain (loss) on investments  3.060       1.074   3.250   2.928   0.570

Total from investment
 operations                 2.992       1.006   3.243   2.951   0.575

Less:
 Distributions from net
  investment income         0.000       0.000   0.000   (0.023) (0.004)
 Distributions from
  short-term capital
  gains, net (a)            0.000       (0.714) (1.113) (1.188) 0.000
 Distributions from
  net realized gains        0.000       (0.214) (1.037) (0.045) 0.000

Total distributions         0.000       (0.928) (2.150) (1.256) (0.004)

Net asset value at end of
 period                     $16.429     $13.437 $13.359 $12.266 $10.571

Total return*               22.25%      8.99%   26.64%  28.20%  5.74%
Ratios to average net assets:
  Expenses*                 1.69%       1.86%   1.51%   1.51%   0.69%
  Net investment income*    (0.45)%     (0.52)% (0.05)% 0.31%   0.05%
  Portfolio turnover        52.9%       207.5%  123.2%  152.7%  38.2%
  Net assets ($ thousands)  $6,514      $4,185  $4,265  $2,288  $1,072


                                          Balanced Fund

                            Six Months                          9/1/95
                            Ended 6/30/99                       Through
                            (unaudited) 1998    1997    1996    12/31/95
Net asset value at
 beginning of period        $14.476     $14.078 $12.643 $10.605 $10.000

Net investment income (loss)0.108       0.290   0.264   0.132   0.009
Net realized and unrealized gain
 (loss) on investments      1.684       0.838   2.398   2.598   0.602

Total from investment
 operations                 1.792       1.128   2.662   2.730   0.611

Less:
 Distributions from net
  investment income         (0.130)     (0.286) (0.224) (0.132) (0.004)
 Distributions from short-term
  capital gains, net (a)    0.000       (0.389) (0.927) (0.560) (0.002)
 Distributions from net
  realized gains            0.000       (0.055) (0.076) 0.000   0.000

Total distributions         (0.130)     (0.730) (1.227) (0.692) (0.006)

Net asset value at end of
 period                     $16.138     $14.476 $14.078 $12.643 $10.605

Total return*               12.38%      8.59%   21.21%  25.94%  6.16%
Ratios to average net assets:
  Expenses*                 0.94%       0.84%   1.02%   1.40%   0.91%
  Net investment income*    0.71%       2.06%   1.88%   1.54%   0.08%
  Portfolio turnover        30.6%       127.7%  115.9%  117.8%  54.8%
  Net assets ($ thousands)  $8,370      $14,489 $12,054 $2,336  $410

*Ratios and total return for the year of inception are calculated from the date of inception to the end of the period.(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.The per share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions that are based on shares outstanding at record date.

<Page 29>

Notes To Financial Statements                                    June 30, 1999

                                     Intermediate Bond Fund

                       Six Months
                       Ended 6/30/99
                       (unaudited) 1998    1997    1996    1995   1994
Net asset value at
 beginning of period   $10.652     $10.445 $10.208 $10.244 $9.624 $10.345

Net investment income  0.282       0.592   0.599   0.612   0.655  0.589
Net realized and
 unrealized gain
 (loss) on investments (0.326)     0.269   0.278   0.019   0.740  (0.690)

Total from investment
 operations            (0.044)     0.861   0.877   0.631   1.395  (0.101)
Less:
 Distributions from
  net investment income(0.270)     (0.577) (0.592) (0.612) (0.655)(0.580)
 Distributions from
  short-term capital
  gains, net (a)       0.000       (0.038) (0.047) (0.055) (0.120)(0.040)
 Distributions from net
  realized gains       0.000       (0.039) (0.001) 0.000   0.000  0.000

Total distributions    (0.270)     (0.654) (0.640) (0.667) (0.775)(0.620)

Net asset value at
 end of period         $10.338     $10.652 $10.445 $10.208 $10.244$9.624

Total return           (0.39)%     8.38%   8.91%   6.46%   14.84% (1.04)%

Ratios to average net assets:
  Expenses - Net       0.56%       0.55%   0.65%   0.55%   0.27%  0.28%
  Expenses - Gross (b) 0.66%       0.75%   0.87%   0.85%   0.75%  0.88%
  Net investment
   income-Net          2.67%       5.59%   5.82%   5.75%   5.94%  5.94%
  Net investment
  income-Gross (b)     2.57%       5.39%   5.60%   5.45%   5.46%  5.34%
  Portfolio turnover   69.9%       52.0%   96.7%   28.9%   75.1%  94.5%
  Net assets
  ($ thousands)        $10,753     $6,676  $3,933  $2,769  $3,589 $3,010

                                  Government Money Market Fund

                             Six Months
                             Ended 6/30/99
                             (unaudited) 1998   1997   1996   1995   1994
Net asset value at
 beginning of period         $1.000      $1.000 $1.000 $1.000 $1.000 $1.000

Net investment income        0.023       0.051  0.050  0.049  0.059  0.040
Net realized and unrealized
 gain (loss) on investments  0.000       0.000  0.000  0.000  0.000  0.000

Total from investment
 operations
Less:
 Distributions from net
  investment income          (0.023)     (0.051)(0.050)(0.049)(0.059)(0.040)
 Distributions from short-term
  capital gains, net (a)     0.000       0.000  0.000  0.000  0.000  0.000
 Distributions from net
  realized gains             0.000       0.000  0.000  0.000  0.000  0.000

Total distributions          (0.023)     (0.051)(0.050)(0.049)(0.059)(0.040)

Net asset value at end
 of period                   $1.000      $1.000 $1.000 $1.000 $1.000 $1.000

Total Return                 2.33%       5.24%  5.15%  5.06%  5.87%  4.04%
Ratios to average net assets:
Expenses - Net               0.245       0.32%  0.39%  0.31%  0.07%  0.0%
Expenses - Gross (b)         0.42%       0.68%  0.76%  0.67   0.59%  0.66%
Net investment income - Net  2.30%       5.11%  5.02%  4.95%  5.69%  4.04%
Net investment income -
 Gross (b)                   2.13%       4.76%  4.65%  4.59%  5.17%  3.39%
Portfolio turnover           N/A         N/A    N/A    N/A    N/A    N/A
Net assets ($ thousands)     $4,426      $4,095 $4,464 $6,232 $4,393 $3,315

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.

(b) Ratios of expenses and net income adjusted to reflect investment advisory fees and charges of the Trust's custodian and transfer agent assumed by the investment advisor.

The per-share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date

<Page 30>